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AMERICAN ODYSSEY FUNDS, INC.                                          PROSPECTUS
                                                                      SUPPLEMENT
                                                                   MARCH 9, 2001


The Board of Directors of American Odyssey Funds, Inc. has approved several proposed changes for the Funds. Before these changes can be implemented, they must be approved by shareholders at a meeting scheduled for April 25, 2001. If approved by shareholders, it is expected that these changes will become effective on or about May 1, 2001. Proxy statements describing these changes in detail will be sent to persons having voting rights in the Funds as of the record date, February 16, 2001. This supplement describes briefly the proposed changes.

Combination of the Bond Funds. Subject to shareholder approval, the Board has approved a proposed combination of the Global High-Yield Bond Fund and the Intermediate-Term Bond Fund into the Long-Term Bond Fund. The surviving fund would be renamed the Diversified Bond Fund and would have an objective of seeking maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities. It is expected that these combinations would be effective shortly before May 1, 2001. As a result of these combinations, any investment held in the Intermediate-Term Bond Fund or the Global High-Yield Bond Fund would become an investment of the same value (as of the combination date) in the Long-Term Bond Fund, which would be renamed the Diversified Bond Fund.

New Subadvisers for the Long-Term Bond Fund. Subject to shareholder approval, two new subadvisers would be added to the Long-Term Bond Fund - Salomon Brothers Asset Management ("SaBAM") and SSgA Funds Management, Inc. ("SSgA"). SaBAM would focus on domestic bonds but could also invest up to 30% of its allocated assets in non-dollar and high-yield bonds, with no more than 20% in high-yield bonds. SSgA would use an index strategy, attempting to mirror the performance of the Lehman Brothers Aggregate Bond Index. The Fund would pay SaBAM the following annual fee based on average daily net assets: 0.35% for the first $50 million in assets; 0.30% for the next $50 million in assets; and 0.25% for assets over $100 million. The Fund would pay SSgA an annual fee equal to 0.05% of average daily net assets.

New Subadvisers for the International Equity Fund. Subject to shareholder approval, two new subadvisers would be added to the International Equity Fund. SSB Citi Fund Management LLC ("SSB Citi") would use a growth oriented investment approach. SSgA would use an actively managed approach that is designed to closely track the regional weightings of the Fund's benchmark, the MSCI EAFE Index. SSB Citi and SSgA would each be paid by the Fund the following annual fee based on average daily net assets: 0.55% for the first $50 million in assets; 0.50% for the next $50 million in assets; and 0.45% for assets over $100 million.

New Subadviser for the Emerging Opportunities Fund. Subject to shareholder approval, Salomon Brothers Asset Management ("SaBAM") would replace Chartwell Investment Partners as the growth-oriented subadviser for the Emerging Opportunities Fund. The Fund would pay the SaBAM an annual fee equal to 0.50% of average daily net assets.

Revised Fundamental Investment Objective for the Emerging Opportunities Fund. Subject to shareholder approval, the Fund's fundamental objective would be revised as follows: to seek maximum long-term total return (capital appreciation and income) by investing in common stocks of small companies.